EXHIBIT 10.2.1
CERTIFICATION REGARDING DIRECTORS’ RESOLUTIONS
Dated: as of March 30, 2009
The undersigned, Salvatore M. Quadrino, the Chief Financial Officer and Chief Executive Officer of HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc., a New York corporation with its principal executive office and principal place of business at 200 Park Avenue South, Suite 901, New York, New York 10003, does hereby certify to Keltic Financial Partners, LP, on and as of the date first above written that the following is a true and correct copy of resolutions duly adopted in writing on March 30, 2009, at a duly called meeting of the directors of HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc., and that the same are in full force and effect:
WHEREAS, the Board of Directors (the “Board”) of HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc. (“Helios & Matheson”) has determined, in its best judgment, that it is in the best interests of Helios & Matheson that Helios & Matheson enter into that certain “Amendment No. 1 to Loan Documents” which amends that certain Restated and Amended Loan and Security Agreement (the “Loan Agreement”) dated as of June 27, 2007, by and between Helios & Matheson and Keltic Financial Partners, LP (“Keltic”), whereby Keltic is extending to Helios & Matheson a revolving credit facility in the aggregate principal amount of $1,000,000;
NOW THEREFORE BE IT
RESOLVED, that the aforesaid “Amendment No. 1 to Loan Documents” which amends the aforesaid Restated and Amended Loan and Security Agreement, together with such other documents and agreements, are hereby approved and adopted, and each of the officers of Helios & Matheson is authorized on behalf of Helios & Matheson to execute and deliver the aforesaid “Amendment No. 1 to Loan Documents” substantially in the form approved, with such changes as the officer executing the same may approve, such approval to be conclusively evidenced by the execution and delivery thereof.
RESOLVED, that each officer of Helios & Matheson is authorized on behalf of Helios & Matheson from time to time to execute and deliver such certificates, notes, security agreements, instruments, financing statements, and other documents contemplated by, or related to, the Restated and Amended Loan and Security Agreement, as amended, and do and perform such acts and things as any of them, in his discretion, may deem necessary or advisable in connection with the Restated and Amended Loan and Security Agreement, as amended, or any related instrument, or in connection with the exercise of the rights or the performance of the obligations of Helios & Matheson thereunder.

GENERAL AUTHORIZATIONS
RESOLVED, that each officer of Helios & Matheson be, and each of them hereby is, authorized and empowered to do and perform all such further acts and things, and execute and deliver, all such agreements, certificates, consents, instruments and documents and to prepare or cause to be prepared, execute and file or cause to be filed with any federal, state or other regulatory agencies any reports, filings, applications or other documents, and to seek all governmental or regulatory consents or approvals, required with respect to the foregoing resolutions, and to do or cause to be done all such further acts and things as may be necessary or advisable under or in connection with the foregoing resolutions, and the execution by an officer of Helios & Matheson of any of the foregoing or the doing of any such act or thing shall be conclusive evidence of a determination in that respect and approval thereof; and it is further
CONFIRMED that Salvatore M. Quadrino is the Chief Financial Officer and Chief Executive Officer of Helios & Matheson and an authorized officer of Helios & Matheson for purposes of these Resolutions.
RESOLVED, that all actions heretofore taken by any officer or director of Helios & Matheson necessary or advisable under or in connection with any of the foregoing resolutions are hereby approved, ratified and confirmed in all respects as fully as if such actions had been presented to this Board for its approval prior to such actions being taken.
IN WITNESS WHEREOF, I have hereunto set my hand on and as of the date first above written

By:	/s/ Salvatore M. Quadrino
Salvatore M. Quadrino
Chief Financial Officer and Chief Executive Officer

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CERTIFICATION REGARDING
STOCKHOLDER’S AND DIRECTORS’ RESOLUTIONS
Dated: as of March 30, 2009
The undersigned, Salvatore M. Quadrino, the Secretary and Treasurer of INTERNATIONAL OBJECT TECHNOLOGY, INC., a corporation organized and existing under the laws of the State of New Jersey, does hereby certify to Keltic Financial Partners, LP, on and as of the date first above written that the following is a true and correct copy of resolutions duly adopted in writing on March 30, 2009, at a duly called meeting of the sole stockholder and the directors of INTERNATIONAL OBJECT TECHNOLOGY, INC., and that the same are in full force and effect:
WHEREAS, the stockholders and Board of Directors of INTERNATIONAL OBJECT TECHNOLOGY, INC. (“IOT”) have determined, in their best judgment, that it is in the best interests of IOT that IOT enter into that certain Consent (the “Consent”) dated as of March 30, 2009, which Consent reaffirms that certain Guaranty of Payment and Performance (the “Guaranty”) dated as of June 27, 2007, given by IOT to induce Keltic Financial Partners, LP (“Keltic”) to extend to HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc., a New York corporation with its principal executive office and principal place of business at 200 Park Avenue South, Suite 901, New York, New York 10003, a revolving credit facility in the aggregate principal amount of $1,000,000, and by which IOT agrees to unconditionally guaranty to Keltic punctual payment and performance of the obligations under such credit facility;
NOW THEREFORE BE IT
RESOLVED, that the Consent, together with such other documents and agreements, are hereby approved and adopted, and each of the officers of IOT is authorized on behalf of IOT to execute and deliver the Consent substantially in the form approved, with such changes as the officer executing the same may approve, such approval to be conclusively evidenced by the execution and delivery thereof.

RESOLVED, that each officer of IOT is authorized on behalf of IOT from time to time to execute and deliver such certificates, notes, security agreements, instruments, financing statements, and other documents contemplated by, or related to, the Consent and the Guaranty and do and perform such acts and things as any of them, in his discretion, may deem necessary or advisable in connection with the Consent and the Guaranty or any related instrument, or in connection with the exercise of the rights or the performance of the obligations of IOT thereunder.
CONFIRMED that Salvatore M. Quadrino is the Secretary and Treasurer of IOT and an authorized officer of IOT for purposes of these Resolutions.
GENERAL AUTHORIZATIONS
RESOLVED, that each officer of IOT be, and each of them hereby is, authorized and empowered to do and perform all such further acts and things, and execute and deliver, all such agreements, certificates, consents, instruments and documents and to prepare or cause to be prepared, execute and file or cause to be filed with any federal, state or other regulatory agencies any reports, filings, applications or other documents, and to seek all governmental or regulatory consents or approvals, required with respect to the foregoing resolutions, and to do or cause to be done all such further acts and things as may be necessary or advisable under or in connection with the foregoing resolutions, and the execution by an officer of IOT of any of the foregoing or the doing of any such act or thing shall be conclusive evidence of a determination in that respect and approval thereof; and it is further
RESOLVED, that all actions heretofore taken by any officer or director of IOT necessary or advisable under or in connection with any of the foregoing resolutions are hereby approved, ratified and confirmed in all respects as fully as if such actions had been presented to this Board for its approval prior to such actions being taken.
IN WITNESS WHEREOF, I have hereunto set my hand on and as of the date first above written.

By:	/s/ Salvatore M. Quadrino
Salvatore M. Quadrino
Secretary and Treasurer

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AMENDMENT NO. 1 TO LOAN DOCUMENTS
This Amendment No. 1 (the “Amendment”) dated as of March 30, 2009, is between
KELTIC FINANCIAL PARTNERS, LP, a Delaware limited partnership, with a place of business at 580 White Plains Road, Suite 610, Tarrytown, New York 10591 (“Lender”),
and
HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc., a New York corporation with its principal executive office and principal place of business at 200 Park Avenue South, Suite 901, New York, New York 10003 (hereinafter called “Borrower”).
RECITALS
A. Borrower has executed or has caused to be executed various documents concerning credit extended by the Lender, including, without limitation, the following documents (the “Loan Documents”):
1.
that certain Restated and Amended Loan and Security Agreement dated June 27, 2007, between Lender and Borrower (the “Loan Agreement”) relating to that certain $1,000,000 revolving loan (the “Revolving Loan”) extended by Lender to Borrower;

2.	Borrower’s certain Revolving Note evidencing the Revolving Loan and made payable to the order of Lender and dated as of June 27, 2007, in the original principal amount of $1,000,000.00 (the “Note”);
4.
that certain instrument of guaranty entitled “Guaranty of Payment and Performance” (the “Guaranty”) given INTERNATIONAL OBJECT TECHNOLOGY, INC. (the “Corporate Guarantor”), and executed on September 27, 2007, but effective as of June 27, 2007;

5.	the various Loan Documents referenced and described in the Loan Agreement.
B. Lender and Borrower desire to amend the Loan Documents.

AGREEMENT
1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.
2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
2.1 Paragraph 1.57 entitled “Termination Date” is hereby deleted in its entirety and the following is substituted in its place and stead (it being intended to reflect the extension of the “Termination Date” to December 31, 2009):
1.57 “Termination Date” shall mean the earlier of December 31, 2009 or the date on which Lender terminates this Agreement pursuant to Section 18.1 hereof or Borrower terminates this Agreement pursuant to Section 18.2.
2.2 Paragraph 8 1 entitled “Borrowing Base Certificate” is hereby deleted in its entirety and the following is substituted in its place and stead (it being intended to reflect a requirement that Borrower must submit a Borrowing Base Certificate monthly unless Borrower initiates borrowing under the Loan Agreement (which to date it has not), in which case Borrower must submit a Borrowing Base Certificate twice-monthly as well as contemporaneously with each request for an Advance):
8 1. Borrowing Base Certificate. A satisfactorily completed and executed Borrowing Base Certificate monthly (within 2 days after the end of each month), provided, however, that if Borrower initiates borrowing under the Loan Agreement, Borrower must submit a satisfactorily completed and executed Borrowing Base Certificate twice-monthly, the first as at the 15th day of each month (to be submitted within 2 days after such date) and the second as at the end of each month (within 2 days after the end of each such month), as well as contemporaneously with each request for an Advance.
3. Amendments to Note. Notwithstanding any other maturity date set forth in the Note, the “Maturity Date” of the Note shall be December 31, 2009, unless the amounts due under the Note are sooner paid or accelerated, all as provided in the Loan Agreement, the Note and the other Loan Documents.

4. Representations and Warranties. When Borrower signs this Amendment, Borrower represents and warrants to Lender that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.
5. Conditions. This Amendment will be effective when Lender receives the following items:
5.1	Borrower’s execution of this Amendment.

5.2	Execution by the Corporate Guarantor of its consent attached to this Amendment.

5.3	Payment by Borrower of a $5,000 extension fee to Lender.

5.4
Payment by Borrower of all costs, expenses and attorneys’ fees (estimated to be $1,650) incurred by Lender in connection with this Amendment, all of which may be paid by charge against the Revolving Loan.

6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.
7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized on and as of the day and year first above written.

KELTIC FINANCIAL PARTNERS, LP

By:	KELTIC FINANCIAL SERVICES LLC, its general partner

	By:	/s/ Olen Szczupak

Olen Szczupak, Executive Vice President

HELIOS & MATHESON NORTH AMERICA INC. formerly known as The A Consulting Team, Inc.)

By:	/s/ Salvatore M. Quadrino

Salvatore M. Quadrino Chief Financial Officer and Chief Executive Officer
CONSENT OF THE CORPORATE GUARANTOR
The undersigned INTERNATIONAL OBJECT TECHNOLOGY, INC., a New Jersey corporation with its principal executive office and principal place of business at 77 Brant Road, Clark, New Jersey 07066 (i.e., the Corporate Guarantor named above): (i) consents to the above Amendment; (ii) agrees and warrants that none of the provisions of this Consent or the foregoing Amendment in any way impairs or lessens its liability on that certain instrument of guaranty entitled “Guaranty of Payment and Performance” (the “Guaranty”) given by it to KELTIC FINANCIAL PARTNERS, LP (“Lender”) on September 27, 2007, but effective as of June 27, 2007 and (iii) warrants and covenants to Lender that all representations and warranties previously made by it to Lender are true, complete, and accurate as of the date of this Amendment; and (iv) confirms to Lender all security interests and liens heretofore granted by it to Lender.
IN WITNESS WHEREOF, the Corporate Guarantor has executed this Consent as of the date stated at the beginning of the foregoing Amendment to which this Consent is a part.

INTERNATIONAL OBJECT TECHNOLOGY, INC.
By:	/s/ Salvatore M. Quadrino
Salvatore M. Quadrino
Secretary and Treasurer

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF UNION	)
On March 31st, 2009, before me, the undersigned, a notary public in and for said state, personally appeared Salvatore M. Quadrino, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity as Chief Financial Officer and Chief Executive Officer of HELIOS & MATHESON NORTH AMERICA INC., formerly known as The A Consulting Team, Inc., and also as Secretary and Treasurer of INTERNATIONAL OBJECT TECHNOLOGY, INC., and that by his signature on the instrument, he executed the instrument in the aforesaid capacity.

/s/ Jean Lovastik

(SEAL)

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